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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                                July 26, 2000


                             UNITEL VIDEO, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                     1-8654                    23-1713238
----------------------------      ----------------          -------------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
     of incorporation)                Number)               Identification No.)


555 West 57th Street, New York, New York                      10019
----------------------------------------                    ---------
(Address of principal executive offices)                    (Zip Code)


                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

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ITEM 5. OTHER EVENTS

      On July 26, 2000, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the months ended January 30, 2000 and February 29, 2000 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under Chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJ)). The Company has included these reports as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of business acquired:

            Not applicable

      (b)   Pro forma financial information:

            Not applicable

      (c)   Exhibits:

            99.1: The Company's unaudited monthly operating report for the months ended January 30, 2000 and February 29, 2000, filed with the Court on July 26, 2000 in connection with the Cases


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                UNITEL VIDEO, INC.



Date: September     , 2000                      BY: /s/ Ira Glazer
                                                   -------------------------
                                                   Ira Glazer
                                                   Senior Vice President
                                                   Getzler & Co., Inc.
                                                      for Unitel Video, Inc.


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                                 EXHIBIT INDEX
                                 -------------

          EXHIBIT                  DESCRIPTION          SEQUENTIAL PAGE NO.
          -------                  -----------          -------------------

            99.1           The Company's unaudited               4
                           monthly report for the
                           months ended January 30,
                           2000 and February 29,
                           2000 filed with the Court
                           on July 26, 2000 in
                           connection with the Cases


                                      3